UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): November 3, 2022

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 2.02	Results of Operations and Financial Condition.
On November 3, 2022, X4 Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results and other business highlights for the third quarter ended September 30, 2022. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02 in this Current Report of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.
Effective November 3, 2022, Mr. Mark S. Baldry was appointed as Chief Commercial Officer of the Company. A copy of the press release announcing this appointment is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 3, 2022, the Company also announced that Dr. Diego Cadavid, its Chief Medical Officer, intends to resign by the end of 2022, and serve as a consultant thereafter. Dr. Cadavid is leaving to pursue an opportunity that closely aligns with his commitment to patients with intractable central nervous system disorders. The Company intends to appoint Dr. Murray Stewart, a member of the Company’s Board of Directors, as interim Chief Medical Officer, while the Company conducts a search for a permanent Chief Medical Officer. The Company expects to enter into definitive agreements with each of Dr. Cadavid and Dr. Stewart at a later date to formalize the terms of these arrangements.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release of X4 Pharmaceuticals, Inc. dated November 3, 2022.
99.2	Press Release of X4 Pharmaceuticals, Inc. dated October 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: November 3, 2022	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer